Q4 AND FY16 FINANCIAL RESULTS CONFERENCE CALL August 29, 2016 at 5:00 pm ET Exhibit 99.2

SAFE HARBOR AND NON-GAAP Safe Harbor Statement This presentation contains certain comments that are “forward-looking” statements, including sales, GAAP diluted EPS, and non-GAAP diluted EPS, that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts. Forward-looking information is inherently subject to risks and uncertainties. Any number of factors could cause actual results to differ materially from anticipated results, including declines in sales and margins, currency fluctuations, difficulties in integrating acquisitions and general economic factors. For more information concerning factors that could cause actual results to differ from anticipated results, see the “Risk Factors” included in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2016, filed with the Securities and Exchange Commission (“SEC”). Although ScanSource believes the expectations in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. Non-GAAP Financial Information In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP diluted earnings per share, return on invested capital (“ROIC”) and the percentage change in net sales excluding the impact of foreign currency exchange rates. A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the Appendix and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. 2

HIGHLIGHTS 3 • Net sales of $877 million, up 2%, from acquisition of KBZ • Disappointing finish to FY16 with net sales and EPS below expectations • GAAP EPS of $0.50; Non-GAAP EPS of $0.51*, below expected range principally from lower sales volume (-6% Y/Y organic) and lower gross profit margin (9.4%) 4Q16 FY16 Other Items • Net sales of $3.5 billion, up 10%, from acquisition of KBZ • Gross margin of 10% • KBZ acquisition performed very well • GAAP EPS of $2.38, up 5% Y/Y; Non-GAAP EPS of $2.71*, up 4% Y/Y • Closed Intelisys acquisition 8/29/16; initial purchase price of $83.6 million plus earn-out payments based on EBITDA over 4 years (estimated range $100 million to $150 million) • Completed $120 million share repurchase authorization; announced new $120 million 3-year share repurchase authorization * See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures.

ACQUISITION OF INTELISYS

ABOUT INTELISYS

- Industry-leading technology services distributor of business telecommunications and cloud services
- High-growth, recurring revenue model for the channel; two-tier services-based business model
- Founded in 1994 and HQ in Petaluma, CA; operations in the US
- ~120 employees, more than 130 supplier partners, and over 2,400 sales partners
- Experienced management team to remain in place

TRANSACTION

$83.6 MILLION INITIAL PURCHASE	4 years EARN-OUT PERIOD	EBITDA EARN-OUT BASED ON

- All-cash asset purchase; closed 8/29/16
- Initial purchase price $83.6 million (52%) with 4 annual earn-out payments based on a multiple of EBITDA (12%)
- Estimated earn-out payment range from $100 to $150 million
- For first full year after closing, estimated net revenues of $34 million with EBITDA margin of 45% to 50%

MARKET DYNAMICS

~$150 BILLION — SMB Spend on Telecom Services

10% INDIRECT — % of Market Served by Indirect Channel

- Large and growing addressable channel market
- Expected growth of opportunities for indirect channel

STRATEGIC RATIONALE

- Enter telecom and cloud services market; large, growing addressable market with expected channel shift
- Acquiring the current market leader in a fragmented market with relatively small-sized existing master agents
- Brings high-growth, recurring revenue model to the channel
- See opportunities for VARs and sales agents to sell solutions that include connectivity along with products

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NET SALES $ in millions WW Barcode & Security WW Communications & Services Consolidated Actual, Q4 FY16 $585.6 $291.9 $877.5 Forecast*, Q4 FY16 $631.9 $293.1 $925.0 ACTUAL VS. FORECAST 5 GROSS MARGIN % WW Barcode & Security WW Communications & Services Consolidated Actual, Q4 FY16 8.1% 12.1% 9.4% Forecast*, Q4 FY16 8.2% 13.7%. 10.0% * Reflects midpoint of outlook range provided on May 10, 2016.

Q4 FY16 Q4 FY15 Change Net sales $877.5 $856.7 2% Gross profit 82.8 91.3 -9% Gross profit margin % (of net sales) 9.4% 10.7% -123 bps Operating income 18.9 25.0 -24% Non-GAAP operating income 18.9 28.6 -34% GAAP net income 12.9 16.4 -21% Non-GAAP net income 13.1 19.0 -31% GAAP diluted EPS $0.50 $0.57 -12% Non-GAAP diluted EPS $0.51 $0.66 -23% HIGHLIGHTS – Q4 FY16 6 In millions, except EPS

FOURTH QTR: Q4 FY16 – Y/Y % CHANGE Reported Constant Currency Organic Growth* WW Barcode & Security 5.4% 5.9% -8.4% WW Comms. & Services -3.1% -1.5% -1.5% Consolidated 2.4% 3.3% -6.0% SALES GROWTH SUMMARY 7 FULL YEAR: FY16 – Y/Y % CHANGE Reported Constant Currency Organic Growth* WW Barcode & Security 11.6% 15.3% 0.8% WW Comms. & Services 6.9% 9.0% -1.6% Consolidated 10.0% 13.2% 0.0% * Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions.

Q4 FY16 Q4 FY15 Net sales $585.6 $555.4 Gross profit $47.4 $47.3 Gross margin 8.1% 8.5% Operating income $8.8 $12.2 Operating income % 1.5% 2.2% Non-GAAP operating income $9.9 $13.4 Non-GAAP operating income % 1.7% 2.4% Q4 FY15 Q4 FY16 Net Sales, $ in millions Up 5% Organic Growth, -8% WW BARCODE & SECURITY 8 $ in millions Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration. $555 $586 Acqs. & FX

Q4 FY16 Q4 FY15 Net sales $291.9 $301.3 Gross profit $35.4 $44.1 Gross margin 12.1% 14.6% Operating income $10.7 $13.0 Operating income % 3.7% 4.3% Non-GAAP operating income $8.9 $15.2 Non-GAAP operating income % 3.1% 5.1% WW COMMUNICATIONS & SERVICES 9 Q4 FY15 Q4 FY16 Net Sales, $ in millions Down 3% Organic Growth, -2% $ in millions $292 $301 Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration.

FY16 FY15 Change Net sales $3,540.2 $3,218.6 10% Gross profit 355.4 327.1 9% Gross profit margin % (of net sales) 10.0% 10.2% -12 bps Operating income 96.9 101.4 -4% Non-GAAP operating income 108.9 114.0 -5% GAAP net income 63.6 65.4 -3% Non-GAAP net income 72.2 75.1 -4% GAAP diluted EPS $2.38 $2.27 5% Non-GAAP diluted EPS $2.71 $2.61 4% HIGHLIGHTS – FY16 10 In millions, except EPS

FY16 FY15 Net sales $2,381.3 $2,134.1 Gross profit $199.7 $177.8 Gross margin 8.4% 8.3% Operating income $53.0 $49.0 Operating income % 2.2% 2.3% Non-GAAP operating income $56.9 $52.7 Non-GAAP operating income % 2.4% 2.5% FY15 FY16 Net Sales, $ in millions Up 12% Organic Growth, +1% WW BARCODE & SECURITY 11 $ in millions Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration. $2,134 $2,381 Acqs. & FX

FY16 FY15 Net sales $1,158.9 $1,084.5 Gross profit $155.7 $149.3 Gross margin 13.4% 13.8% Operating income $44.7 $55.6 Operating income % 3.9% 5.1% Non-GAAP operating income $51.9 $61.3 Non-GAAP operating income % 4.5% 5.7% WW COMMUNICATIONS & SERVICES 12 FY15 FY16 Net Sales, $ in millions Up 7% Organic Growth, -2% $ in millions $1,159 $1,084 Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration. Acqs. & FX

Q4 FY16 Q3 FY16 Q4 FY15 Accounts receivable (Q/E) $559.6 $522.7 $522.5 Days sales outstanding in receivables 57 59 55 Inventory (Q/E) $558.6 $568.2 $553.1 Inventory turns 5.6 4.9 5.9 Accounts payable (Q/E) $471.5 $431.9 $501.3 Paid for inventory days 9.9 17.2 6.1 WORKING CAPITAL MEASURES $ in millions 13

Q4 FY16 Q3 FY16 Q4 FY15 Adjusted return on invested capital (QTR)* 10.1% 12.3% 15.2% Adjusted return on invested capital (YTD)* 13.3% 14.5% 14.6% Operating cash flow, trailing 12-months $52.2 $72.7 $75.5 Cash and cash equivalents (Q/E) $61.4 $40.8 $121.6 Debt (Q/E) $76.9 $79.8 $8.8 Net debt to EBITDA, trailing 12-months 0.13x 0.31x n/a Shares repurchased – # of shares (QTR) 63,651 870,416 409,860 Shares repurchased – dollars (QTR) $2.4 $26.8 $16.1 Cum. repurchases under plan – # shares (as of Q/E) 3,364,035 3,300,384 479,825 Cum. repurchases under plan – dollars (as of Q/E) $119.5 $117.2 $18.8 Remaining authorization under plan (as of Q/E) $0.5 $2.8 $101.2 CASH FLOW AND BALANCE SHEET HIGHLIGHTS $ in millions 14 * Excludes non-GAAP adjustments and change in fair value of contingent consideration.

Q1 FY17 OUTLOOK* 15 * Outlook as of August 29, 2016 excluding Intelisys acquisition. Non-GAAP diluted EPS excludes amortization of intangible assets, change in fair value of contingent consideration, and acquisition costs. Reflects the following FX rates: $1.11 to EUR 1.00 for the Euro, $0.31 to R$1.00 for the Brazilian real (R$3.23 to $1), and $1.30 to GBP 1.00 for the British pound. For the quarter ending September 30, 2016, excluding amortization of intangible assets, change in fair value of contingent consideration, and acquisition costs; excludes results for the Intelisys acquisition:  Range from $875 million to $925 million  Range from $0.49 to $0.57 per share Net Sales GAAP Diluted EPS  Range from $0.60 to $0.68 per share Non-GAAP Diluted EPS

APPENDIX: NON-GAAP FINANCIAL INFORMATION 16 Operating Income, Pre-Tax Income, Net Income & EPS – QTR ($ in thousands) Quarter Ended June 30, 2016 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 18,938 $ 18,603 $ 12,925 $ 0.50 Adjustments: Amortization of intangible assets 2,591 2,591 1,758 0.07 Change in fair value of contingent consideration (3,226) (3,226) (2,095) (0.08) Acquisition costs (a) 553 553 553 0.02 Non-GAAP measure $ 18,856 $ 18,521 $ 13,141 $ 0.51 Quarter Ended June 30, 2015 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 24,977 $ 24,911 $ 16,447 $ 0.57 Adjustments: Amortization of intangible assets 2,091 2,091 1,450 $ 0.05 Change in fair value of contingent consideration 1,406 1,406 955 $ 0.03 Acquisition costs (a) 138 138 138 $ 0.01 Non-GAAP measure $ 28,612 $ 28,546 $ 18,990 $ 0.66 (a) Acquisition costs are nondeductible for tax purposes.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 17 Operating Income, Pre-Tax Income, Net Income & EPS – Full Year ($ in thousands) Year Ended June 30, 2016 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 96,877 $ 96,010 $ 63,619 $ 2.38 Adjustments: Amortization of intangible assets 9,828 9,828 6,790 0.25 Change in fair value of contingent consideration 1,294 1,294 977 0.04 Acquisition costs (a) 863 863 863 0.04 Non-GAAP measure $ 108,862 $ 107,995 $ 72,249 $ 2.71 Year Ended June 30, 2015 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 101,441 $ 99,906 $ 65,419 $ 2.27 Adjustments: Amortization of intangible assets 6,641 6,641 4,599 $ 0.16 Change in fair value of contingent consideration 2,667 2,667 1,842 $ 0.06 Acquisition costs (a) 3,254 3,254 3,254 $ 0.12 Non-GAAP measure $ 114,003 $ 112,468 $ 75,114 $ 2.61 (a) Acquisition costs are nondeductible for tax purposes.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 18 Net Sales, Constant Currency and Excluding Acquisitions – QTR ($ in thousands) WW Barcode & Security WW Comms. & Services Consolidated For the quarter ended June 30, 2016: Q4 FY16 net sales, as reported $ 585,599 $ 291,874 $ 877,473 Foreign exchange negative impact (a) 2,693 4,813 7,506 Q4 FY16 net sales, constant currency 588,292 296,687 884,979 Less: Acquisitions (79,701) - (79,701) Q4 FY16 net sales, constant currency excluding acquisitions $ 508,591 $ 296,687 $ 805,278 Q4 FY15 net sales, as reported $ 555,401 $ 301,284 $ 856,685 Y/Y % Change: As reported 5.4% -3.1% 2.4% Constant currency 5.9% -1.5% 3.3% Constant currency, excluding acquisitions (organic growth) -8.4% -1.5% -6.0% (a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating the net sales for the quarter ended June 30, 2016 into U.S. dollars using the weighted average foreign exchange rates for the quarter ended June 30, 2015.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 19 Net Sales, Constant Currency and Excluding Acquisitions – Full Year ($ in thousands) WW Barcode & Security WW Comms. & Services Consolidated For the year ended June 30, 2016: FY16 net sales, as reported $ 2,381,331 $ 1,158,895 $ 3,540,226 Foreign exchange negative impact (a) 80,356 22,759 103,115 FY16 net sales, constant currency 2,461,687 1,181,654 3,643,341 Less: Acquisitions (309,423) (118,926) (428,349) FY16 net sales, constant currency excluding acquisitions $ 2,152,264 $ 1,062,728 $ 3,214,992 FY15 net sales, as reported $ 2,134,124 $ 1,084,502 $ 3,218,626 Less: Acquisitions - (4,686) (4,686) FY15 net sales, constant currency excluding acquisitions $ 2,134,124 $ 1,079,816 $ 3,213,940 Y/Y % Change: As reported 11.6% 6.9% 10.0% Constant currency 15.3% 9.0% 13.2% Constant currency, excluding acquisitions (organic growth) 0.8% -1.6% -- % (a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for fiscal year ended June 30, 2016 into U.S. dollars using the weighted average foreign exchange rates for fiscal year ended June 30, 2015.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 20 Highlights by Segment – Y/Y for Quarter Quarter Ended June 30, 2016 ($ in thousands) WW Barcode & Security WW Comms. & Services Corporate Consolidated Net sales $ 585,599 $ 291,874 $ - $ 877,473 GAAP operating income $ 8,827 $ 10,664 $ (553) $ 18,938 Adjustments: Amortization of intangible assets 1,060 1,532 - 2,591 Change in fair value of contingent consideration 54 (3,280) - (3,226) Acquisition costs - - 553 553 Non-GAAP operating income $ 9,941 $ 8,916 $ - $ 18,856 GAAP operating income % (of net sales) 1.5% 3.7% n/m 2.2% Non-GAAP operating income % (of net sales) 1.7% 3.1% n/m 2.1% Quarter Ended June 30, 2015 ($ in thousands) WW Barcode & Security WW Comms. & Services Corporate Consolidated Net sales $ 555,401 $ 301,284 $ - $ 856,685 GAAP operating income $ 12,156 $ 12,958 $ (138) $ 24,977 Adjustments: Amortization of intangible assets 431 1,660 - 2,091 Change in fair value of contingent consideration 806 600 - 1,406 Acquisition costs - - 138 138 Non-GAAP operating income $ 13,393 $ 15,218 $ - $ 28,612 GAAP operating income % (of net sales) 2.2% 4.3% n/m 2.9% Non-GAAP operating income % (of net sales) 2.4% 5.1% n/m 3.3% n/m = not meaningful

APPENDIX: NON-GAAP FINANCIAL INFORMATION 21 Highlights by Segment – Y/Y for Full Year Year Ended June 30, 2016 ($ in thousands) WW Barcode & Security WW Comms. & Services Corporate Consolidated Net sales $ 2,381,331 $ 1,158,895 $ - $ 3,540,226 GAAP operating income $ 53,015 $ 44,725 $ (863) $ 96,877 Adjustments: Amortization of intangible assets 3,752 6,076 - 9,828 Change in fair value of contingent consideration 181 1,113 - 1,294 Acquisition costs - - 863 863 Non-GAAP operating income $ 56,948 $ 51,914 $ - $ 108,862 GAAP operating income % (of net sales) 2.2% 3.9% n/m 2.7% Non-GAAP operating income % (of net sales) 2.4% 4.5% n/m 3.1% Year Ended June 30, 2015 ($ in thousands) WW Barcode & Security WW Comms. & Services Corporate Consolidated Net sales $ 2,134,124 $ 1,084,502 $ - $ 3,218,626 GAAP operating income $ 49,045 $ 55,650 $ (3,254) $ 101,441 Adjustments: Amortization of intangible assets 1,994 4,647 - 6,641 Change in fair value of contingent consideration 1,636 1,031 - 2,667 Acquisition costs - - 3,254 3,254 Non-GAAP operating income $ 52,675 $ 61,328 $ - $ 114,003 GAAP operating income % (of net sales) 2.3% 5.1% n/m 3.2% Non-GAAP operating income % (of net sales) 2.5% 5.7% n/m 3.5% n/m = not meaningful

APPENDIX: NON-GAAP FINANCIAL INFORMATION

Adjusted Return on Invested Capital

($ in thousands)

	Q4 FY16	Q3 FY16	Q4 FY15
Adjusted return on invested capital (ROIC), annualized (a)	**10.1%**	**12.3%**	**15.2%**
Reconciliation of Net Income to EBITDA			
Net income - GAAP	$ 12,925	$ 14,042	$ 16,447
Plus: Income taxes	5,678	7,311	8,464
Plus: Interest expense	440	694	509
Plus: Depreciation and amortization	4,584	4,281	3,947
EBITDA	23,627	26,328	29,367
Change in fair value of contingent consideration	(3,226)	1,139	1,406
Acquisition costs	553	29	138
Adjusted EBITDA (numerator for ROIC)(non-GAAP)	$ 20,954	$ 27,496	$ 30,911
Invested Capital Calculation			
Equity - beginning of the quarter	$ 757,374	$ 754,794	$ 799,051
Equity - end of quarter	774,496	757,374	808,985
Add: Change in fair value of contingent consideration, net of tax	(2,095)	748	955
Add: Acquisition costs, net of tax	553	29	138
Average equity	765,164	756,473	804,565
Average funded debt (b)	71,577	146,213	10,377
Invested capital (denominator for ROIC)(non-GAAP)	$ 836,741	$ 902,686	$ 814,942

Notes:
(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.
(b) Average daily amounts outstanding on short-term and long-term interest-bearing debt.

scansource

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APPENDIX: NON-GAAP FINANCIAL INFORMATION 23 Forecasted Range for EPS – Q1FY17 Outlook ($ in thousands) Forecast for Quarter ended September 30, 2016 Range Low Range High GAAP diluted EPS $ 0.49 $ 0.57 Adjustments: Amortization of intangible assets 0.07 0.07 Change in fair value of contingent consideration 0.02 0.02 Acquisition costs 0.02 0.02 Non-GAAP diluted EPS $ 0.60 $ 0.68